Equity Compensation - Summary of Fair Value of Performance Awards Granted by Using Monte Carlo Simulation Model (Details) - Performance Share Units shares in Thousands, $ in Thousands			12 Months Ended
	Oct. 08, 2019 USD ($) shares	Aug. 21, 2018 USD ($) shares	Dec. 31, 2019 shares	Dec. 31, 2018 shares	Oct. 08, 2019 CAD ($)	Aug. 21, 2018 CAD ($)
Disclosure Of Issued Capital Equity Compensation And Warrants [Line Items]
Number of shares granted | shares	323	699	323	699
Correlation coefficient between the peer group companies	13.10%	13.10%			13.10%	13.10%
Risk-free interest rate	1.38%	2.70%			1.38%	2.70%
Dividend rate	0.00%	0.00%			0.00%	0.00%
Annualized volatility	62.50%	71.90%			62.50%	71.90%
Peer Group average volatility	64.10%	65.90%			64.10%	65.90%
Estimated forfeiture rate	10.00%	11.60%			10.00%	11.60%
Fair value per PSU granted (CDN$)	$ 1,513	$ 4,030			$ 6,250	$ 8,500
Total fair value of PSUs granted, prior to forfeiture rate adjustment (CDN$) | $					$ 2,016,000	$ 5,945,000